UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2016

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors (the “Board”) of Titan International, Inc. (the “Company” or “Titan”) announced that it has approved the transition of Mr. John Hrudicka from his current position as Chief Financial Officer to Senior Vice President of North American Tire, and the appointment of Mr. James M. Froisland as interim Chief Financial Officer, each effective May 2, 2016.
John Hrudicka-Senior Vice President of North American Tire
Mr. Hrudicka, age 52, joined the Company as Chief Financial Officer on February 3, 2014. Prior to that time, Mr. Hrudicka was at Elkay Manufacturing since 2006, joining as Vice President of Finance and becoming Chief Financial Officer in 2010.
Mr. Hrudicka and the Company have previously entered into an Employment Agreement (“Employment Agreement”) effective as of December 22, 2015. The Employment Agreement is effective for one year and will automatically renew for successive one-year renewal periods unless notice of nonrenewal is given in accordance with the provisions of the agreement. Mr. Hrudicka is entitled to receive a base salary payable at an annual rate of $400,000, to be paid in accordance with the normal practices for remunerating Titan’s salaried executive employees, subject to any increases approved by the Board. Mr. Hrudicka is also eligible for an annual bonus or incentive compensation, based upon the bonus and performance standards established by the Board of Directors and as determined each year by the Board of Directors. Mr. Hrudicka is eligible to participate in the Company’s benefit programs which are generally available to Titan’s salaried executive employees, in accordance with their terms, and in the event of his death or disability, is entitled to supplemental death or disability benefits, as the case may be, in accordance with the terms of the Employment Agreement. If Mr. Hrudicka terminates his Employment Agreement because of a change of control of the Company, as defined in the Employment Agreement, the Company will remain obligated to pay him 100% of his base salary or adjusted base salary for both the balance of the calendar year in which he is terminated or leaves Titan’s employ and the following calendar year. No new compensatory or severance arrangements were entered into in connection with Mr. Hrudicka’s transition to Senior Vice President of North American Tire.
The foregoing discussion of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement. A copy of the Employment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.
There are no family relationships between Mr. Hrudicka and any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. There are no arrangements or understandings between Mr. Hrudicka and any other persons pursuant to which he was selected as Senior Vice President of North American Tire. Mr. Hrudicka has no direct or indirect material interest in any transaction or currently proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

James M. Froisland - Interim Chief Financial Officer
The Board has appointed Mr. Froisland, age 65, to serve as interim Chief Financial Officer of the Company effective May 2, 2016, while a search for a new Chief Financial Officer is conducted.
Mr. Froisland has had extensive experience as a chief financial officer, chief information officer, chief operating officer, corporate secretary and board member for both domestic and international public and private equity owned companies. He was employed by Material Sciences Corporation from 2006 to 2010, where he was the Senior Vice President, Chief Financial Officer, Chief Information Officer and Corporate Secretary. Material Sciences Corporation was listed on NASDAQ and was a global designer, manufacturer, and marketer of material based solutions for acoustical and coated products in the automotive, home appliance, and construction industries. From 2010 to 2012 Mr. Froisland was the Interim Chief Financial Officer of Infusystem Holdings, Inc., a NYSE listed provider of infusion pumps and related services to hospitals, oncology practices and other alternative site healthcare providers. Since 2012, Mr. Froisland has been an independent consultant and now employed by Randstad Professionals US, LP, d/b/a Tatum (“Tatum”).
The Company has entered into an interim services agreement with Tatum pursuant to which Mr. Froisland will serve as the Company’s interim Chief Financial Officer. Mr. Froisland will continue to be an employee of Tatum. The Company will pay Tatum $240 per hour for up to 40 hours of service by Mr. Froisland each week and $340 for weekly hours greater than 40, plus expenses. Mr. Froisland will not participate in any Company employee benefit plans or receive any salary, bonus, equity awards or other compensation or benefits from the Company in connection with his appointment as interim Chief Financial Officer.
There are no family relationships between Mr. Froisland and any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. There are no arrangements or understandings between Mr. Froisland and any other persons pursuant to which he was selected as interim Chief Executive Officer. Mr. Froisland has no direct or indirect material interest in any transaction or currently proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described above, there is no material plan, contract or arrangement to which Mr. Froisland is a party or in which he participated in connection with his appointment as interim Chief Financial Officer of the Company.
Item 7.01 Regulation FD Disclosure.
The Company issued a press release on May 5, 2016 announcing the appointments described in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Employment Agreement dated as of December 22, 2015 between Titan International, Inc. and John Hrudicka (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2015).

99.1	Press Release, dated May 5, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	May 6, 2016	By:	/s/ CHRISTOPHER H. BOHNERT
Chistopher H. Bohnert
Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1
Employment Agreement dated as of December 22, 2015 between Titan International, Inc. and John Hrudicka (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2015).

99.1	Press Release, dated May 5, 2016.